Income tax expense	12 Months Ended
Dec. 31, 2018
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Income tax expense

D.30. Income tax expense

Sanofi has elected for tax consolidations in a number of countries, principally France, Germany, the United Kingdom and the United States.

The table below shows the allocation of income tax expense between current and deferred taxes:

(€ million)	2018	2017(a)	2016(a)
Current taxes	(1,212)	(2,631)	(1,869)
Deferred taxes	731	909	544

Total	(481)	(1,722)	(1,325)

Income before tax and investments accounted for using the equity method	4,405	5,531	5,675

(a)	The results of the Animal Health business are presented separately in accordance with IFRS 5 (Non-Current Assets Held for Sale and Discontinued Operations); (see Notes D.2. and D.36.).

The difference between the effective tax rate and the standard corporate income tax rate applicable in France is explained as follows:

(as a percentage)	2018	2017	2016(a)
Standard tax rate applicable in France	34.4	34.4	34.4
Difference between the standard French tax rate and the rates applicable to Sanofi(b)	(16.4)	(13.8)	(7.5)
Contribution on distributed income (3%) and associated changes(c)	—	(8.2)	2.0
Revisions to tax exposures and settlements of tax disputes	(1.4)	1.9	(5.0)
Impact of US tax reform(d)	(4.3)	21.6	—
Other items(e)	(1.4)	(4.8)	(0.5)

Effective tax rate	10.9	31.1	23.4

(a)	The results of the Animal Health business are presented separately in accordance with IFRS 5 (Non-Current Assets Held for Sale and Discontinued Operations); (see Notes D.2. and D.36.).
(b)

The difference between the French tax rate and tax rates applicable to foreign subsidiaries reflects the fact that Sanofi has operations in many countries, most of which have lower tax rates than France.

(c)

In 2017, this line includes the consequences of the French Constitutional Council ruling of October 6, 2017 on the additional 3% contribution on dividends paid out in cash. In 2016, entities subject to corporate income tax in France were liable to pay an additional tax contribution in respect of amounts distributed by the entity.

(d)

For 2018, this line comprises an adjustment of €188 million to the estimated tax charge on deemed repatriation attributable to the accumulated earnings of non-US operations. For 2017, this line includes an expense of €1,193 million for the consequences of US tax reform, comprising the estimated tax charge on deemed repatriation attributable to the accumulated earnings of non-US operations payable over 8 years (€1,084 million) and a further expense of €109 million representing (i) the remeasurement of deferred taxes following the reduction in the corporate income tax rate and (ii) an adjustment to deferred taxes on the fair value of the reserves of Sanofi subsidiaries.

(e)

For 2018, “Other items” includes the net tax effect of taxable temporary differences associated with holdings in Sanofi subsidiaries. In determining the amount of the deferred tax liability for 2018, 2017 and 2016, Sanofi took into account changes in the ownership structure of certain subsidiaries. For 2017, the “Other items” line includes the impact of changes to tax rates in France, Belgium and the Netherlands. For 2016, it includes the effects of changes in tax rates in various countries, particularly in France, Hungary, Italy, Japan and the United States.

For the periods presented, the amount of deferred tax assets recognized in profit or loss that were initially subject to impairment losses on a business combination is immaterial.